Exhibit 99.1

                            NONCOMPETITION AGREEMENT

      THIS NONCOMPETITION AGREEMENT (this "Agreement") is dated July 15, 2005, and is between SPECTRUM PMI, INC. (the "Buyer"), A-MARK PRECIOUS METALS, INC., a New York corporation ("PMI") and STEVEN C. MARKOFF, an individual ("Mr. Markoff").

      Simultaneously with execution and delivery of this Agreement, the Buyer and Mr. Markoff are consummating the transactions contemplated by the Stock Purchase Agreement dated as of the date hereof, between the Buyer, on the one hand, and Mr. Markoff and A-Mark Holding, Inc. on the other hand (the "Purchase Agreement"), pursuant to which the Buyer is acquiring one hundred percent (100%) of all of the issued and outstanding shares of PMI.

      Execution and delivery of this Agreement is a condition to the Buyer's obligation to consummate the transactions contemplated by the Purchase Agreement, and the Buyer would not do so without Mr. Markoff entering into this Agreement.

      In order to induce the Buyer to consummate the transactions contemplated by the Purchase Agreement, and in recognition and acknowledgement of the need to protect the goodwill and other business interests being acquired, the parties therefore agree as follows:

      1. Payment. As consideration for this Agreement, the Buyer shall pay to Mr. Markoff the sum of Two Million Dollars ($2,000,000.00) in cash via wire transfer of readily available funds to such account as Mr. Markoff may designate in writing.

      2. No Competition.

            (a) From the date of this Agreement until the sooner of (1) the fourth (4th) anniversary of the date of this Agreement, and (2) the date that none of the Buyer, PMI and their Affiliates is any longer engaged in the business of the purchase and sale of precious metals on a wholesale basis (that period, the "Agreement Term"), Mr. Markoff may not, and shall cause his Affiliates not to, in the Territory, directly or indirectly own, manage, operate, join, control, participate in, invest in or otherwise provide assistance, in any manner, including, without limitation, as an officer, director, employee, independent contractor, partner, manager, member, principal, consultant, advisor, agent, proprietor, trustee or investor, any Competing Business, except that ownership of Five percent (5%) or less of the stock or other securities of a corporation, the stock of which is listed on a national securities exchange or is quoted on the Nasdaq National Market will not constitute a breach of this Section 1, so long as Mr. Markoff does not in fact have the power to control, or direct the management of, or is not otherwise an active, direct or indirect participant in the business of such entity, including, without limitation, as an officer, director, employee, independent contractor, partner, manager, member, principal, consultant, advisor, agent, proprietor or trustee, and provides no services nor gives any business advice to such entity.

            (b) For purpose of this Agreement, the following terms have the following meanings:

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                  (1) "Affiliate" means, with respect to any given Person, (1)
any other Person at the time directly or indirectly controlling, controlled by or under common control with that Person, (2) any other Person of which that Person at the time owns or has the right to acquire, directly or indirectly, ten percent (10%) or more on a consolidated basis of any class of the capital stock or other ownership interest, or (3) any other Person which at the time owns or has the right to acquire, directly or indirectly, ten percent (10%) or more of any class of the capital stock or other ownership interest of that Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise;

                  (2) "Competing Business" means any Person engaged directly or indirectly, in the Territory, in any business engaged in by PMI as of the date hereof, which is the purchase and sale of precious metals on a wholesale basis and related services;

                  (3) "Person" means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company or other entity or organization; and

                  (4) "Territory" means the United States of America, Austria, Belgium, Denmark, France, Germany, Italy, Luxembourg, Norway, Switzerland, the Netherlands, and the United Kingdom.

      3. No Solicitation of Employment. During the Agreement Term, Mr. Markoff shall not, directly or indirectly, and shall cause his Affiliates not to directly or indirectly (i) solicit or encourage any employee or agent of PMI or the Buyer to terminate his or her employment with PMI or the Buyer, or to seek or accept employment or any other affiliation with any other Person, or (ii) divert, employ or hire away or attempt to divert, employ or hire away any employee or agent of PMI or the Buyer, nor assist a Competing Business or any other Person in doing any of the foregoing, provided, however, that this restriction shall not apply to general employment solicitations made through newspapers or periodicals of general circulation, or to the hiring of any former employee of PMI who, after such employee's termination of employment with PMI (without breaching any employment agreement, if any), independently seeks employment with Mr. Markoff or any of his Affiliates without being solicited by Mr. Markoff or any of his Affiliates.

      4. No Solicitation of Customers and Suppliers. During the Agreement Term, Mr. Markoff shall not, directly or indirectly, and shall cause his Affiliates not to directly or indirectly, (i) solicit, divert or appropriate to or for a Competing Business any Person that is a customer or supplier of PMI as of the date hereof or was a customer or supplier of PMI at any time during the twelve
(12) month period prior to the date hereof (each a "PMI Customer or Supplier"),
(ii) attempt to influence, persuade or induce any PMI Customer or Supplier to cease doing business with, or to reduce the amount of business customarily done with, or not to commence a business relationship with, PMI, or (iii) otherwise interfere in any manner in the relationship of PMI with any PMI Customer or Supplier, in each case whether or not the relationship between PMI and such PMI Customer or Supplier was originally established in whole or in party through the efforts of Mr. Markoff.

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      5. Exception for Certain Businesses. Notwithstanding any other provision in this Agreement, this Agreement shall not limit Mr. Markoff's right to have an ownership or other interest (whether as principal, shareholder, member, partner, director, officer, agent, employee, consultant or otherwise) in or provide assistance to the legal entities and businesses involving precious metals in which Mr. Markoff has a direct or indirect interest as of the date hereof (a list of which is attached hereto as Schedule 1), which Mr. Markoff represents and warrants, except as described on Schedule 1, do not presently conduct and will not conduct in the future a Competing Business; provided, however, that in the event that any of the entities or businesses set forth on Schedule 1 hereto shall at any time during the Agreement Term change the scope or magnitude of any of their existing business that constitutes a Competing Business, or in fact begin to conduct a Competing Business, Mr. Markoff's interest in such entity or business (whether direct or indirect) shall be deemed a breach by Mr. Markoff of the terms of Section 2 above. The parties to this Agreement further acknowledge and agree that: (A) (1) Mr. Markoff is a director, creditor and shareholder of Goldline Holdings, Inc., (2) Goldline Holdings, Inc. is the parent company of Goldline International, Inc., (3) Mr. Markoff is a director of Goldline International, Inc., and (4) Mr. Markoff is a minority shareholder and does not control Goldline Holdings, Inc. or Goldline International, Inc. in Goldline Holdings, Inc, and (B) Mr. Markoff holds a minority interest in and does not control Aurumet Trading, LLC. Provided Mr. Markoff is not in breach of his obligations under Section 6 below and recuses himself from any discussion or vote concerning Goldline Holdings, Inc.'s or Goldline International Inc.'s, or Aurumet Trading, LLC's, entry into or conduct of a Competing Business, as applicable, this Agreement shall not limit, restrict, prohibit or otherwise limit Mr. Markoff's involvement as a shareholder, member, creditor or director of Goldline Holdings, Inc. or Goldline International, Inc., or of Aurumet Trading, LLC, as applicable, and so long as Mr. Markoff does not have a controlling interest in those entities, any action taken by Goldline Holdings, Inc. or Goldline International, Inc., or by Aurumet Trading, LLC, as applicable, shall not constitute a violation of this Agreement.

      6. Proprietary Information.

         (a) Mr. Markoff acknowledges that in connection with his employment with and/or control of PMI, of necessity he has regularly developed and had access to, and use of, proprietary information and confidential records (as each such term is defined below). Mr. Markoff covenants that during the Agreement Term and any time thereafter he shall not, and shall cause his Affiliates not to, directly or indirectly, use for his or its own purpose or for the benefit of any other Person, or disclose, any proprietary information to any Person, unless such use or disclosure has been authorized in writing by PMI. The term "proprietary information" shall include all information that has or could have commercial value or other utility in the business in which PMI is currently engaged or is contemplating engaging, and all information the unauthorized disclosure of which could be detrimental to the interests of PMI, whether or not specifically labeled as confidential or proprietary by PMI. By way of example, "proprietary information" includes, without limitation, the following: (i) the name and address of any customer, vendor or Affiliate of PMI and any information concerning the transactions or relations of any customer, vendor or Affiliate of PMI with PMI or any of its shareholders, directors, officers, employees, agents, consultants, representatives and/or personnel; (ii) any information concerning any product, technology or procedure employed by PMI but not generally known to its customers, vendors or competitors, or under development by or being

                                               Noncompetition Agreement - Page 3

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tested by PMI but not at the time offered generally to its customers or vendors;
(iii) any information relating to computer software or systems used by PMI other than off-the-shelf software and systems furnished by third party vendors; (iv) any business plans, budgets, advertising or marketing plans, pricing or marketing methods, sales margins, cost of goods, cost of material, capital structure, operating results, or borrowing arrangements; (v) any information belonging to customers, vendors or Affiliates of PMI or any other Person which PMI has agreed to hold in confidence; (vi) any other information which is generally regarded as confidential or proprietary (including, without limitation, records of sales and profits); (vi) any intellectual property covered by Section 6(c) below;(viii) salary, staffing and employment information; (ix) information contained in any of PMI's written or oral policies and procedures or manuals; and (x) all materials relating to any of the foregoing, whether in a handwritten, printed, graphic, video, audio, electronic or other medium. Information that is not novel or copyrighted or patented may nonetheless be proprietary information. The term "proprietary information" shall not include information generally available to and known by the public (other than by reason of a breach of Mr. Markoff or other Persons who were under confidentiality obligations as to such information).

         (b) Mr. Markoff shall not at any time directly or indirectly publish, make known or in any fashion disclose any material confidential records to, or permit any inspection or copying of confidential records by, any Person, except for his independent attorneys on a need to know basis, provided that such attorneys agree to be bound by the provisions of this Section 6. For purposes hereof, "confidential records" means the following items that relate to or are connected with the business of PMI: all correspondence, memoranda, files, manuals, books, lists, financial records, operating or marketing records, magnetic tape, or electronic or other media or equipment of any kind which may be in the possession of or accessible to Mr. Markoff or PMI or under any of their control which contain any proprietary information. All confidential records shall be and remain the sole property of PMI from and after the date hereof.

         (c) All intellectual property related to or used (currently or in the past) by PMI owned, conceived or made by Mr. Markoff on or prior to the date hereof, either alone or jointly with others, shall be, as of the date hereof, assigned to and shall belong to PMI. Mr. Markoff hereby agrees to promptly perform all actions reasonably requested by PMI to establish and confirm the ownership of such intellectual property by PMI. Any intellectual property not related to or used (currently or in the past) by the business of PMI owned, conceived or made by Mr. Markoff shall remain the property of Mr. Markoff.

      5. Acknowledgement; Remedies; Survival of this Agreement.

         (a) Mr. Markoff acknowledges that the provisions of this Agreement are reasonable and necessary for the protection of the Buyer and PMI.

         (b) Mr. Markoff acknowledges that violation of any of his obligations under this Agreement may cause the Buyer and PMI irreparable damage and agrees that the Buyer's and PMI's remedies at law for a breach or threatened breach of any of the provisions of this Agreement may be inadequate and, in recognition of this fact, in the event of a breach or threatened breach by Mr. Markoff of any of the provisions of this Agreement, in addition to the remedies at law or in equity, the Buyer and PMI may be entitled to equitable relief in the form of

                                               Noncompetition Agreement - Page 4

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specific performance, a temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available restraining Mr. Markoff or any of his Affiliates from any actual or threatened breach of his obligations. The rights and remedies of the Buyer and PMI under this Agreement are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

      6. Notices. Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods:
(1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or
(3) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur one business day after being sent. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

            If to the Buyer, to:
            --------------------

            c/o Spectrum Numismatics International, Inc.
            18022 Cowan, Suite 105
             Irvine, California 92614
            Attention:  Gregory N. Roberts

            with a copy to:
            ---------------

            Kramer Levin Naftalis & Frankel LLP
            1177 Avenue of the Americas
            New York, New York  10036
            Attention:  Scott S. Rosenblum, Esq.

            and a copy to:
            --------------

            Frye & Hsieh, LLP
            24955 Pacific Coast Highway, Suite A201
            Malibu, California 90265
            Attention:  Douglas Frye, Esq.

            If to PMI:
            ----------

            A-Mark Precious Metals, Inc.
            C/0 Gregory N. Roberts
            18022 Cowan, Suite 105
             Irvine, California 92614


                                               Noncompetition Agreement - Page 5

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            with a copy to:
            ---------------

            Kramer Levin Naftalis & Frankel LLP
            1177 Avenue of the Americas
            New York, New York  10036
            Attention:  Scott S. Rosenblum, Esq.

            and a copy to:
            --------------

            Frye & Hsieh, LLP
            24955 Pacific Coast Highway, Suite A201
            Malibu, California 90265
            Attention:  Douglas Frye, Esq.

            If to Mr. Markoff, to:
            ----------------------

            Steven C. Markoff
            Third Floor
            100 Wilshire Blvd.
            Santa Monica, California 90401


            with a copy to:
            ---------------

            Hawley Troxell Ennis & Hawley
            800 Main Street, Suite 1000
            Boise, Idaho 83702
            Attention: John F. Kurtz, Esq.

      7. Assignment. This Agreement inures to the benefit of, is enforceable by, and may be assigned by each Buyer or PMI, any purchaser of all or substantially all of such Buyer's or PMI's respective businesses or assets, any successor to such Buyer or PMI or any assignee thereof (whether direct or indirect, by purchase, merger, consolidation or otherwise). Mr. Markoff may not assign this Agreement.

      8. Complete Understanding. This Agreement constitutes the complete understanding between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

      9. Severability. If any provision of this Agreement or its application to any person or circumstances is determined by any court of competent jurisdiction to be unenforceable to any extent, that unenforceable provision will be deemed eliminated to the extent necessary to permit the remaining provisions to be enforced, and the remainder of this Agreement, or the application of the unenforceable provision to other persons or circumstances, will not be affected thereby. If any provision of this Agreement, or any part thereof, is held to be unenforceable because of the


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scope or duration of or the area covered by that provision, the court making that determination shall reduce the scope, duration of or area covered by that provision or otherwise amend the provision to the minimum extent necessary to make that provision enforceable to the fullest extent permitted by law. In this regard, Mr. Markoff agrees and acknowledges that (1) the provisions of Sections 1, 2, 3 and 4 are reasonable and necessary for the protection of the Buyer and PMI and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Buyer and PMI; (2) those provisions contain reasonable limitations as to the time and the scope of activity to be restrained; and (3) the consideration provided under the Purchase Agreement is sufficient to compensate Mr. Markoff for the restrictions contained in Sections 1, 2, 3 and 4.

      10. Governing Law. The laws of the State of California govern this Agreement, without giving effect to principles of conflict of laws.

      11. Amendments; Waivers. This Agreement may not be amended except by an instrument in writing signed by the parties. No waiver by any party of any breach under this Agreement will be deemed to extend to any prior or subsequent breach or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Waiver by either party of any breach by the other party will not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of the parties in the exercise of any of their respective rights or remedies will operate as a waiver of such rights and remedies.


                  [Remainder of page intentionally left blank.
             Signatures of parties contained on the following page.]



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      IN WITNESS WHEREOF, the parties hereby execute this NONCOMPETITION
AGREEMENT on the date stated in the introductory clause.

                                    "Buyer"

                                    SPECTRUM PMI, INC.
                                    A Delaware corporation


                                    By: /s/ Gregory N. Roberts
                                       -----------------------------------
                                       Name:  Gregory N. Roberts
                                       Title: CEO

                                    "PMI"

                                    A-MARK PRECIOUS METALS, INC.
                                    A New York corporation


                                    By: /s/ Gregory N. Roberts
                                       -----------------------------------
                                          GREGORY N. ROBERTS, CEO

                                    "Mr. Markoff"


                                    /s/ Steven C. Markoff
                                    --------------------------------------
                                    STEVEN C. MARKOFF, an individual



                                               Noncompetition Agreement - Page 8